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                          Supplement dated July 1, 2005
                 supplementing the Prospectus dated May 2, 2005
                                       of

                         Hansberger Institutional Series


                             [GRAPHIC REMOVED HERE]


                           401 East Las Olas Boulevard
                                   Suite 1700
                         Fort Lauderdale, Florida 33301

                           Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Effective July 5, 2005, the purchase fee for the International Growth Fund, International Core Fund and the All Countries Fund(R) has been discontinued. Consequently, the disclosure found under the heading FUND FEES AND EXPENSES related to the "Purchase Fee" should be deleted for each of these Funds.

Effective September 1, 2005, the current redemption fee for all of the Hansberger Institutional Series Funds will be replaced with a 2% redemption fee on any redemption of Fund shares within 60 days of their purchase. Consequently, Fund shares purchased between July 1, 2005, and September 1, 2005, if redeemed after August 31, 2005, and within 60 days of their purchase, will be subject to the 2% redemption fee.

Effective September 1, 2005, the table showing "Shareholder Fees" found under the heading FUND FEES AND EXPENSES for all of the Hansberger Institutional Series Funds will be replaced with the following.

Shareholder Fees


Maximum Sales Charge (Load)                                                None

Redemption Fee (as a percentage of amount redeemed)+                      2.00%

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+ The redemption fee is not a sales charge or load, and is retained by the Fund.
The redemption fee applies to redemptions or exchanges of shares held for 60 days or less.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE